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                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS
                 --------------------------------------------

We consent to the use in this Annual Report (Form 10-K) of GSI Lumonics Inc. of our report with respect to the Company's consolidated financial statements for the year ended December 31, 1999 and the related financial statement schedule included therein.

                                             /s/ Ernst & Young LLP
                                             Chartered Accountants

Ottawa, Canada
March 21, 2000